EX- 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Lloyd A. Wennlund, President/Chief Executive Officer of Northern Institutional Funds (the “Registrant”), certify that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2012 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	February 7, 2013	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Chief Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

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EX- 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Randal Rein, Treasurer/Chief Financial and Accounting Officer of Northern Institutional Funds (the “Registrant”), certify that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2012 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	February 7, 2013	/s/ Randal Rein
Randal Rein, Treasurer
(Chief Financial and Accounting Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

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